Exhibit 10.3
EXECUTION VERSION
SECOND AMENDMENT TO
REVOLVING CREDIT AGREEMENT
This SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of June 23, 2021, is entered into by and among BARINGS CAPITAL INVESTMENT CORPORATION, a Maryland corporation (the “Initial Borrower”), the banks and financial institutions from time to time party hereto as lenders (the “Lenders”) and SOCIETE GENERALE, as the Administrative Agent (the “Administrative Agent”) and a Lender.
A.    The Initial Borrower and the Administrative Agent have entered into that certain Revolving Credit Agreement dated as of September 21, 2020 (as amended by that certain First Amendment to Revolving Credit Agreement dated as of April 12, 2021, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
B.    Pursuant to Section 12.1 of the Credit Agreement, the parties hereto wish to amend the Credit Agreement as further described herein.
NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement.
SECTION 2. Amendments to the Credit Agreement. As of the Effective Date (as defined below), the Credit Agreement is hereby amended by amending and restating in its entirety the definition of “Concentration Limit Elevation Period” in Section 1.1 of the Credit Agreement as follows:
“Concentration Limit Elevation Period” means the period of time from the First Amendment Effective Date until and including July 23, 2021.
SECTION 3. Conditions Precedent. Section 2 hereof shall become effective on the date (the “Effective Date”) upon receipt by the Administrative Agent of: (i) this Amendment, duly executed and delivered by the parties hereto; and (ii) payment of all fees and other amounts due and payable on or prior to the date hereof pursuant to the Loan Documents, including the fees and disbursements invoiced through the date hereof of the Administrative Agent’s special counsel, Cadwalader, Wickersham & Taft LLP.
SECTION 4. Miscellaneous.
4.1.Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.
4.2.References to the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “the Credit Agreement”, “this Agreement”,

“hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
4.3.Representations and Warranties. Each Credit Party hereby represents and warrants that (i) this Amendment is the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, subject to Debtor Relief Laws and general equitable principles (whether considered in a proceeding in equity or at law), (ii) no Event of Default or Potential Default has occurred and is continuing on the Effective Date and (iii) the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Effective Date with the same force and effect as if made on and as of the Effective Date (except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty was true and correct in all material respects as of such earlier date).
4.4.Reaffirmation of Obligations. Each Credit Party (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents, and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Credit Party’s obligations under the Loan Documents.
4.5.Reaffirmation of Security Interests. Each Credit Party (i) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting, and (ii) agrees that this Amendment and all documents executed in connection herewith shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.
4.6.No Other Changes. Except as specifically amended by this Amendment, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
4.7.No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.
4.8.Governing Law. This Amendment, and any claim, controversy or dispute arising under or related to or in connection herewith, the relationship of the parties, and the interpretation and enforcement of the rights and duties of the parties will be governed by the laws of the State of New York without regard to any conflicts of law principles other than Section 5-1401 of the New York General Obligations Law.
4.9.Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns as provided in the Credit Agreement.

4.10.Headings. Section headings in this Amendment are for convenience of reference only and shall in no way affect the interpretation of this Amendment.
4.11.Multiple Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution”, “signed”, “signature”, “delivery”, and words of like import in or relating to this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or the Uniform Electronic Transactions Act.
REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOLLOW

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

INITIAL BORROWER:
BARINGS CAPITAL INVESTMENT CORPORATION, a Maryland corporation
By:    /s/ Thomas Moses
     Name: Thomas Moses
    Title: Treasurer
        SG – Barings BDC
Second Amendment to Revolving Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:
SOCIETE GENERALE,
as Administrative Agent and a Lender

By:    /s/ Laurie Lawler
Name: Laurie Lawler
    Title: Managing Director

        SG – Barings BDC
Second Amendment to Revolving Credit Agreement